UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


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                                    FORM 8-K


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                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934




                                 March 29, 2004
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                Date of Report (Date of earliest event reported)


                            DIXON TICONDEROGA COMPANY
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             (Exact name of registrant as specified in its charter)


 DELAWARE                        1-8689                          23-0973760
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(State of                   (Commission File                (IRS Employer I.D.
Incorporation)                  Number)                           Number)



                            195 INTERNATIONAL PARKWAY
                             HEATHROW, FLORIDA 32746
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               (Address of Principal Executive Offices) (Zip Code)



                                 (407) 829-9000
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              (Registrant's telephone number, including area code)

Item 5.  Other Events.
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          On March 29, 2004, the Company issued a press release, attached hereto as Exhibit 99-1, addressing the termination of discussions between it and Jarden Corporation with respect to a possible transaction between the companies. Also attached as Exhibits 99-2 through 99-4 are documents terminating related agreements.




ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.
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            (a) Not Applicable.

            (b) Not Applicable.

            (c) Exhibits

                     99-1 Press Release dated March 26, 2004
                     99-2 Termination of Exclusivity Agreement
                     99-3 Termination of Option Agreement
                     99-4 Termination of Support Agreements



                                   SIGNATURES
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     Pursuant to the  requirements  of the Securities  Exchange Act of 1934, the
Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.



                            DIXON TICONDEROGA COMPANY


                             Dated:     March 29, 2004
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                             By:        /s/  Richard A. Asta
                                        -------------------------------
                                        Richard A. Asta
                                        Executive Vice President of Finance and
                                        Chief Financial Officer